Exhibit 3.146

CERTIFICATE OF FORMATION OF
NSAC, LLC

I.

The name of the limited liability company is NSAC, LLC.

II.

The address of the registered office of the limited liability company in the State of Delaware, 2711 Centerville Rd., Ste. 400, Wilmington, Delaware 19808 and the name of its registered agent at such address is Corporation Service Company.

III.

The formation shall be effective upon filing with the Delaware Secretary of State.

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Formation this 26th day of March, 2008.

/s/ Charles R. Wunsch
Charles R. Wunsch
Authorized Person

CERTIFICATE OF CONVERSION

OF

NEXTEL SPECTRUM ACQUISITION CORP.

This Certificate of Conversion is being filed by the undersigned corporation in the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 266 of the Delaware General Corporation Law and Section 18-214 of the Delaware Limited Liability Company Act to effect the conversion of the undersigned corporation into a limited liability company.

1.            The name of the corporation is Nextel Spectrum Acquisition Corp. (the “Corporation”).

2.            The Corporation was originally incorporated in Delaware.

3.            The date on which the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware is January 16, 1998.

4.            The name of the limited liability company into which the Corporation is herein being converted is NSAC, LLC.

5.           The conversion has been approved by the Board of Directors and sole stockholder of the Corporation in accordance with the provisions of Section 266 of the Delaware General Corporation Law.

6.            The conversion shall be effective upon filing with Secretary of State of the State of Delaware.

Nextel Spectrum Acquisition Corp.

/s/ Charles R. Wunsch
Name: Charles R. Wunsch
Title: Authorized Person

CERTIFICATE OF MERGER OF

Cherokee Wireless of Knoxville, LLC
WBS California, LLC
WBS Idaho, LLC
WBS of Ft. Pierce, LLC
WBS of Melbourne, LLC
WBS Washington, LLC
(each of them a Delaware limited liability company)

WITH AND INTO

NSAC, LLC
(a Delaware limited liability company)

Pursuant to the provisions and authority granted under the Delaware Limited Liability Company Act, the undersigned entities hereby adopt the following Certificate of Merger:

1.          The name and jurisdiction of formation of the disappearing entities participating in the merger herein certified are:

Cherokee Wireless of Knoxville, LLC, a Delaware limited liability company,
WBS California, LLC, a Delaware limited liability company,
WBS Idaho, LLC, a Delaware limited liability company,
WBS of Ft. Pierce, LLC, a Delaware limited liability company,
WBS of Melbourne, LLC, a Delaware limited liability company, and
WBS Washington, LLC, a Delaware limited liability company,

(collectively the “Disappearing Companies”).

2.           The name and jurisdiction of the surviving entity participating in the merger herein certified is:

NSAC, LLC, a Delaware limited liability company, (the “Surviving Company”).

3.         The Agreement of Merger (the “Merger Agreement”), setting forth the terms and conditions of the merger of the Disappearing Companies with and into the Surviving Company, (the “Merger”), has been approved and executed by each of the aforesaid entities in accordance with the provisions of Section 18-209 of the Delaware Limited Liability Company Act.

4.           The Certificate of Formation of the Surviving Company as now in force and effect shall continue to be the Certificate of Formation of the Surviving Company until amended and changed pursuant to the provisions of the Delaware Limited Liability Company Act.

5.        The executed Merger Agreement is on file at the place of business of the Surviving Company, the address of which is as follows:

Clearwire Corporation Legal Dept.

Attn: Broady Hodder

4400 Carillon Point Kirkland, WA 98033

6.           A copy of the Merger Agreement will be furnished by the Surviving Company, on request, and without cost, to any member or person holding an interest in any of the aforesaid business entities.

7.           The Merger shall become effective at 12:01 am, Eastern Standard Time, on September 10, 2010.

DATED this 9th day of September, 2010.

SURVIVING COMPANY:

NSAC, LLC
a Delaware limited liability company

By Clearwire Xohm LLC,
a Delaware limited liability company,
its sole Member and Manager

/s/ Broady Hodder
By:	Broady Hodder
Its:	Senior Vice President, General Counsel and Secretary

CERTIFICATE OF MERGER OF

American Telecasting of Cincinnati, LLC; American Telecasting of Colorado Springs, LLC; American Telecasting of Jackson, LLC; American Telecasting of Minnesota, LLC; American Telecasting of Nebraska, LLC; American Telecasting of Oklahoma, LLC; American Telecasting of Portland, LLC; American Telecasting of Salem/Eugene, LLC; American Telecasting of Toledo, LLC; American Telecasting of Youngstown, LLC; People’s Choice TV of Tucson, LLC; Preferred Entertainment, LLC; TTI Acquisition, LLC; TWTV Spokane, LLC; WHI SD LLC; WHI Sub, LLC; and Wireless Cable of Indianapolis, LLC
(each of them a Delaware limited liability company)

WITH AND INTO

NSAC, LLC
(a Delaware limited liability company)

Pursuant to the provisions and authority granted under the Delaware Limited Liability Company Act, the undersigned entities hereby adopt the following Certificate of Merger:

1.          The name and jurisdiction of formation of the disappearing entities participating in the merger herein certified are:

American Telecasting of Cincinnati, LLC, a Delaware limited liability company,
American Telecasting of Colorado Springs, LLC, a Delaware limited liability company,
American Telecasting of Jackson, LLC, a Delaware limited liability company,
American Telecasting of Minnesota, LLC, a Delaware limited liability company,
American Telecasting of Nebraska, LLC, a Delaware limited liability company,
American Telecasting of Oklahoma, LLC, a Delaware limited liability company,
American Telecasting of Portland, LLC, a Delaware limited liability company,
American Telecasting of Salem/Eugene, LLC, a Delaware limited liability company,
American Telecasting of Toledo, LLC, a Delaware limited liability company,
American Telecasting of Youngstown, LLC, a Delaware limited liability company,
People’s Choice TV of Tucson, LLC, a Delaware limited liability company,
Preferred Entertainment, LLC, a Delaware limited liability company,
TTI Acquisition, LLC, a Delaware limited liability company,
TWTV Spokane, LLC, a Delaware limited liability company,
WHI SD LLC, a Delaware limited liability company,
WHI Sub, LLC, a Delaware limited liability company, and
Wireless Cable of Indianapolis, LLC, a Delaware limited liability company,

(collectively the “Disappearing Companies”).

2.           The name and jurisdiction of the surviving entity participating in the merger herein certified is:

NSAC, LLC, a Delaware limited liability company, (the “Surviving Company”).

3.         The Agreement of Merger (the “Merger Agreement”), setting forth the terms and conditions of the merger of the Disappearing Companies with and into the Surviving Company, (the “Merger”), has been approved and executed by each of the aforesaid entities in accordance with the provisions of Section 18-209 of the Delaware Limited Liability Company Act.

4.           The Certificate of Formation of the Surviving Company as now in force and effect shall continue to be the Certificate of Formation of the Surviving Company until amended and changed pursuant to the provisions of the Delaware Limited Liability Company Act.

5.         The executed Merger Agreement is on file at the place of business of the Surviving Company, the address of which is as follows:

Clearwire Corporation Legal Dept.
Attn: Broady Hodder
4400 Carillon Point
Kirkland, WA 98033

6.           A copy of the Merger Agreement will be furnished by the Surviving Company, on request, and without cost, to any member or person holding an interest in any of the aforesaid business entities.

7.           The Merger shall become effective at 12:01 am, Eastern Standard Time, on September 10, 2010.

DATED this 9th day of September, 2010.

SURVIVING COMPANY:

NSAC, LLC
a Delaware limited liability company

By Clearwire Xohm LLC,
a Delaware limited liability company,
its sole Member and Manager

/s/ Broady Hodder
By:	Broady Hodder
Its:	Senior Vice President, General Counsel and Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANIES

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First:  The name of the surviving limited liability company is NSAC, LLC                            , and the name of the limited liability company being merged into this surviving limited liability company is ATI of Santa Rosa, LLC                                                                                       .

Second:  The Agreement of Merger has been approved, adopted certified, executed and acknowledged by each of the constituent limited liability companies.

Third:  The name of the surviving limited liability company is NSAC, LLC                                 .

Fourth:  The merger is to become effective on January 31, 2018                                  .

Fifth:  The executed agreement of merger is on file at 6200 Sprint Parkway, Overland Park, KS 66251                                                                                                                                                                   the principal place of business of the surviving limited liability company.

Sixth:  A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 29th day of January, A.D. 2018.

By:	/s/ Stefan K. Schnopp
Authorized Person

Name:	Stefan K. Schnopp

Title:	Vice President

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANIES

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First:  The name of the surviving limited liability company is NSAC, LLC                             , and the name of the limited liability company being merged into this surviving limited liability company is Bay Area Cablevision, LLC                                                                                      .

Second:  The Agreement of Merger has been approved, adopted certified, executed and acknowledged by each of the constituent limited liability companies.

Third:  The name of the surviving limited liability company is NSAC, LLC                                 .

Fourth:  The merger is to become effective on January 31, 2018                                 .

Fifth:  The executed agreement of merger is on file at 6200 Sprint Parkway, Overland Park, KS 66251                                                                                                                                                                   the principal place of business of the surviving limited liability company.

Sixth:  A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 29th day of January, A.D. 2018.

By:	/s/ Stefan K. Schnopp
Authorized Person

Name:	Stefan K. Schnopp

Title:	Vice President

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANIES

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First:  The name of the surviving limited liability company is NSAC, LLC                                          , and the name of the limited liability company being merged into this surviving limited liability company is PCTV of Salt Lake City, LLC                                                                                      .

Second:  The Agreement of Merger has been approved, adopted certified, executed and acknowledged by each of the constituent limited liability companies.

Third:  The name of the surviving limited liability company is NSAC, LLC                                          .

Fourth:  The merger is to become effective on January 31, 2018                                          .

Fifth:  The executed agreement of merger is on file at 6200 Sprint Parkway, Overland Park, KS 66251                                                                                                                                                                                                                   the principal place of business of the surviving limited liability company.

Sixth:  A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 29th day of January, A.D. 2018.

By:	/s/ Stefan K. Schnopp
Authorized Person

Name:	Stefan K. Schnopp

Title:	Vice President

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANIES

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First:  The name of the surviving limited liability company is NSAC, LLC                                           , and the name of the limited liability company being merged into this surviving limited liability company is People’s Choice TV of Albuquerque, LLC                                                                                        .

Second:  The Agreement of Merger has been approved, adopted certified, executed and acknowledged by each of the constituent limited liability companies.

Third:  The name of the surviving limited liability company is NSAC, LLC                                          .

Fourth:  The merger is to become effective on January 31, 2018                                          .

Fifth:  The executed agreement of merger is on file at 6200 Sprint Parkway, Overland Park, KS 66251                                                                                                                                                                                                                                                the principal place of business of the surviving limited liability company.

Sixth:  A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 29th day of January, A.D. 2018.

By:	/s/ Stefan K. Schnopp
Authorized Person

Name:	Stefan K. Schnopp

Title:	Vice President

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANIES

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First:  The name of the surviving limited liability company is NSAC, LLC                                          , and the name of the limited liability company being merged into this surviving limited liability company is WBSFP, LLC                                                                                       .

Second:  The Agreement of Merger has been approved, adopted certified, executed and acknowledged by each of the constituent limited liability companies.

Third:  The name of the surviving limited liability company is NSAC, LLC                                          .

Fourth:  The merger is to become effective on January 31, 2018                                          .

Fifth:  The executed agreement of merger is on file at 6200 Sprint Parkway, Overland Park, KS 66251                                                                                                                                                                                                                                                      the principal place of business of the surviving limited liability company.

Sixth:  A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 29th day of January, A.D. 2018.

By:	/s/ Stefan K. Schnopp
Authorized Person

Name:	Stefan K. Schnopp

Title:	Vice President

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANIES

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First:  The name of the surviving limited liability company is NSAC, LLC                                          , and the name of the limited liability company being merged into this surviving limited liability company is American Telecasting of Bend, LLC                                                                                        .

Second:  The Agreement of Merger has been approved, adopted certified, executed and acknowledged by each of the constituent limited liability companies.

Third:  The name of the surviving limited liability company is NSAC, LLC                                          .

Fourth:  The merger is to become effective on April 3, 2018                                          .

Fifth:  The executed agreement of merger is on file at 6200 Sprint Parkway, Overland Park, KS 66251                                                                                                                                                                                                                                                      the principal place of business of the surviving limited liability company.

Sixth:  A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 2nd day of April, A.D. 2018.

By:	/s/ Stefan K. Schnopp
Authorized Person

Name:	Stefan K. Schnopp

Title:	Vice President

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANIES

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First:  The name of the surviving limited liability company is NSAC, LLC                                          , and the name of the limited liability company being merged into this surviving limited liability company is ATL MDS, LLC                                                                                        .

Second:  The Agreement of Merger has been approved, adopted certified, executed and acknowledged by each of the constituent limited liability companies.

Third:  The name of the surviving limited liability company is NSAC, LLC                                          .

Fourth:  The merger is to become effective on April 3, 2018                                          .

Fifth:  The executed agreement of merger is on file at 6200 Sprint Parkway, Overland Park, KS 66251                                                                                                                                                                                                                                                      the principal place of business of the surviving limited liability company.

Sixth:  A copy of the agreement of merger will be furnished by the surviving Limited Liability Company on request, without cost, to any member of the Limited Liability Company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized person, this 2nd day of April, A.D. 2018.

By:	/s/ Stefan K. Schnopp
Authorized Person

Name:	Stefan K. Schnopp

Title:	Vice President